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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report:                                         November 21, 2003
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(Date of earliest event reported):                      November 20, 2003
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits

 (a)  Not applicable.

 (b)  Not applicable.

 (c)  Exhibits:

      Exhibit No.                        Description
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         99.1          Press Release issued by Loews Corporation announcing a
                       public offering of Carolina Group Stock.

Item 9.  Regulation FD Disclosure

  On November 20, 2003, Loews Corporation issued a press release announcing that it had agreed to sell shares of Carolina Group Stock in a public offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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Dated:  November 21, 2003                          By:  /s/ Gary W. Garson
                                                        ----------------------
                                                        Gary W. Garson,
                                                        Senior Vice President,
                                                         General Counsel and
                                                         Secretary

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